DUPLICATE

BRITISH COLUMBIA

Ministry of Finance
Corporate and Personal
Property Registries

Number: BC0698686

CERTIFICATE
OF
AMALGAMATION

BUSINESS CORPORATIONS ACT

I Hereby Certify that PILAGOLD INC., incorporation number BC0261925 and RADIUS EXPLORATIONS LTD., incorporation number BC0549893 were amalgamated as one company under the name RADIUS GOLD INC. on July 1, 2004 at 12:01 AM Pacific Time.

Issued under my hand at Victoria, British Columbia

On July 1, 2004

JOHN S. POWELL
Registrar of Companies
Province of British Columbia
Canada